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                                  EXHIBIT 99.2

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                               PURCHASE AGREEMENT

                                      among



                   THE BANK OF KENTUCKY FINANCIAL CORPORATION,




                      THE BANK OF KENTUCKY CAPITAL TRUST I





                                       and



                               TRAPEZA CDO I, LLC

                                ________________


                          Dated as of November 14, 2002

                                ________________



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                               PURCHASE AGREEMENT
                    ($17,000,000 Trust Preferred Securities)

       THIS PURCHASE AGREEMENT, dated as of November 14, 2002, is entered into among The Bank of Kentucky Financial Corporation, a Kentucky corporation (the "Company"), and The Bank of Kentucky Capital Trust I, a Delaware statutory trust (the "Trust", and together with the Company, the "Sellers"), and Trapeza CDO I, LLC or its assignee. (the "Purchaser").

                                   WITNESSETH:

       WHEREAS, the Sellers propose to issue and sell 17,000 Floating Rate Preferred Securities of the Trust, having a stated liquidation amount of $1,000 per security, bearing a variable rate, reset quarterly, equal to LIBOR (as defined in the Indenture (as defined below)) plus 3.35%; provided, that the applicable interest rate may not exceed 12% through the interest payment date in November 2007 (the "Preferred Securities");

       WHEREAS, the Preferred Securities will be guaranteed by the Company (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), dated as of the Closing Date (defined below), and executed and delivered by the Company and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "Guarantee Trustee"), for the benefit of the holders from time to time of the Preferred Securities;

       WHEREAS, the entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase Seventeen Million Five Hundred Twenty Six Thousand Dollars ($17,526,000) in principal amount of the unsecured junior subordinated deferrable interest notes of the Company (the "Junior Subordinated Notes");

       WHEREAS, the Preferred Securities and the Common Securities for the Trust will be issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of the Closing Date, among the Company, as depositor, The Bank of New York, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee"), The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee"), and the Administrative Trustees named therein (in such capacities, the "Administrative Trustees"); and

       WHEREAS, the Junior Subordinated Notes will be issued pursuant to a Junior Subordinated Indenture, dated as of the Closing Date (the "Indenture"), between the Company and The Bank of New York, a New York banking corporation, as indenture trustee (in such capacity, the "Indenture Trustee").

       NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

               1. Definitions. The Preferred Securities, the Common Securities and the Junior Subordinated Notes are collectively referred to herein as the "Securities." This Purchase Agreement, the Indenture, the Trust Agreement, the Guarantee and the Securities are collectively referred to herein as the "Operative Documents." All other capitalized terms used but not defined in this Purchase Agreement shall have the meanings ascribed thereto in the Indenture.

               2.    Purchase and Sale of the Preferred Securities.

               (a) The Sellers agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers the Preferred Securities for an amount (the "Purchase Price") equal to Seventeen Million Dollars ($17,000,000) less an amount equal to three percent (3%) thereof (the "Discount"). In view of the fact that the proceeds of the sale of the Preferred Securities and the Common Securities will be used to purchase the Junior Subordinated Notes of the Company, the Discount will be netted from the payment made by the Purchaser to the Trust for the sale of the Preferred Securities and will be netted by the Trust from the amount paid to the Company for the sale of the Junior Subordinated Notes. The Purchaser shall be responsible for the following expenses: (i) rating agency costs and expenses and (ii) any fee payable to the Company's introducing agent, Friedman, Billings, Ramsey Group, Inc.; but excluding the fees and expenses set forth in Section 7 hereof. The Sellers shall use the Purchase Price, together with the proceeds from the sale of the Common Securities, to purchase the Junior Subordinated Notes.

               (b) Delivery or transfer of, and payment for, the Preferred Securities shall be made at 10:00 A.M. Chicago time (11:00 A.M. New York time), on November 14, 2002 or such later date (not later than December 14, 2002 (30 days later)) as the parties may designate (such date and time of delivery and payment for the Preferred Securities being herein called the "Closing Date"). The Preferred Securities shall be transferred and delivered to the Purchaser against the payment of the Purchase Price to the Sellers made by wire transfer in immediately available funds on the Closing Date to a U.S. account designated in writing by the Company at least two business days prior to the Closing Date.

               (c) Delivery of the Preferred Securities shall be made at such location, and in such names and denominations, as the Purchaser shall designate at least two business days in advance of the Closing Date. The Company and the Trust agree to have the Preferred Securities available for inspection and checking by the Purchaser in Chicago, Illinois, not later than 1:00 P.M., Chicago time (2:00 P.M. New York time), on the business day prior to the Closing Date. The closing for the purchase and sale of the Preferred Securities shall occur at the offices of Mayer, Brown, Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603, or such other place as the parties hereto shall agree.

               3. Conditions. The obligations of the parties under this Purchase Agreement are subject to the following conditions:

               (a) the representations and warranties contained herein shall be accurate as of the date of delivery of the Preferred Securities.

               (b)   [Reserved.]

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               (c)   (i) Mayer, Brown, Rowe & Maw, special counsel for the
Purchaser, shall have delivered an opinion, dated the Closing Date, addressed to the Purchaser, in substantially the form set out in Annex A-1 hereto and (ii) the Company shall have furnished to the Purchaser the opinion of the Company's General Counsel or a certificate signed by the Company's Chief Executive Officer, President or an Executive Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, dated the Closing Date, addressed to the Purchaser, in substantially the form set out in Annex A-II hereto.

               (d) The Purchaser shall have been furnished the opinion of Mayer, Brown, Rowe & Maw, special tax counsel for the Purchaser, dated the Closing Date, addressed to the Purchaser, in substantially the form set out in Annex B hereto.

               (e) The Purchaser shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Purchaser, dated the Closing Date, addressed to the Purchaser and the Company, in substantially the form set out in Annex C hereto.

               (f) The Purchaser shall have received the opinion of White & Case, special counsel for the Guarantee Trustee, the Property Trustee, the Indenture Trustee and the Delaware Trustee, dated the Closing Date, addressed to the Purchaser, in substantially the form set out in Annex D hereto.

               (g) The Purchaser shall have received the opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Purchaser, dated the Closing Date, addressed to the Purchaser, in substantially the form set out in Annex E hereto.

               (h) The Company shall have furnished to the Purchaser a certificate of the Company, signed by the Chief Executive Officer, President or an Executive Vice President and by the Chief Financial Officer, Treasurer or Assistant Treasurer of the Company, and the Trust shall have furnished to the Purchaser a certificate of the Trust, signed by an Administrative Trustee of the Trust, in each case dated the Closing Date, and, in the case of the Company, as to (i) and (ii) below and, in the case of the Trust, as to (i) below.

                     (i) the representations and warranties in this Purchase Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Trust have complied with all the agreements and satisfied all the conditions on either of their part to be performed or satisfied at or prior to the Closing Date; and

                     (ii) since the date of the Interim Financial Statements (as defined below), there has been no material adverse change in the condition (financial or other), earnings, business or assets of the Company and its subsidiaries, whether or not arising from transactions occurring in the ordinary course of business.

               (i) Subsequent to the execution of this Purchase Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business or assets of the Company and its subsidiaries, whether or not occurring in the ordinary course of business, the effect of which is, in the

                                       6

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Purchaser's judgment, so material and adverse as to make it impractical or inadvisable to proceed with the purchase of the Preferred Securities.

               (j) Prior to the Closing Date, the Company and the Trust shall have furnished to the Purchaser and its counsel such further information, certificates and documents as the Purchaser or its counsel may reasonably request.

         If any of the conditions specified in this Section 3 shall not have been fulfilled when and as provided in this Purchase Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Purchase Agreement shall not be reasonably satisfactory in form and substance to the Purchaser or its counsel, this Purchase Agreement and all the Purchaser's obligations hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or facsimile confirmed in writing.

         Each certificate signed by any trustee of the Trust or any officer of the Company and delivered to the Purchaser or the Purchaser's counsel in connection with the Operative Documents and the transactions contemplated hereby and thereby shall be deemed to be a representation and warranty of the Trust and/or the Company, as the case may be, and not by such trustee or officer in any individual capacity.

               4. Representations and Warranties of the Company and the Trust. The Company and the Trust jointly and severally represent and warrant to, and agree with the Purchaser, as follows:

               (a) Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act (as defined below)), nor any person acting on its or their behalf, has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act").

               (b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

               (c) The Securities (i) are not and have not been listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted on a U.S. automated inter-dealer quotation system and (ii) are not of an open-end investment company, unit investment trust or face-amount certificate company that are, or are required to be, registered under section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities otherwise satisfy the eligibility requirements of Rule 144A(d)(3) promulgated pursuant to the Securities Act ("Rule 144A(d)(3)").

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

               (d) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged, or will engage, in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

               (e) Neither the Company nor the Trust is, and, immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom, will not be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of section 3(a) of the Investment Company Act.

               (f) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities, except for the Discount and/or any fee payable to the Company's introducing agent, Friedman, Billings, Ramsey Group, Inc.

               (g) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. (S)3801, et seq. (the "Statutory Trust Act") with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents to which it is a party. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business or assets of the Trust, whether or not occurring in the ordinary course of business. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will be, under current law, classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation.

               (h) The Trust Agreement has been duly authorized by the Company and, on the Closing Date specified in Section 2(b), will have been duly executed and delivered by the Company and the Administrative Trustees of the Trust, and, assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee, will be a legal, valid and binding obligation of the Company and the Administrative Trustees, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Each of the Administrative Trustees of the Trust is an employee of the Company or one of its subsidiary banks and has been duly authorized by the Company to execute and deliver the Trust Agreement.

               (i) Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

               (j) The Preferred Securities and the Common Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor on the Closing Date in accordance with this Purchase Agreement, in the case of the Preferred Securities, and in accordance with the Common Securities Subscription Agreement, in the case of the Common Securities, will be validly issued, fully paid and non-assessable and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement, enforceable against the Trust in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. The issuance of the Securities is not subject to any preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance (each, a "Lien").

               (k) The Junior Subordinated Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture and, when authenticated in the manner provided for in the Indenture and delivered to the Trust against payment therefor in accordance with the Debt Securities Subscription Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

               (l) This Purchase Agreement has been duly authorized, executed and delivered by the Company and the Trust.

               (m) Neither the issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, nor the purchase of the Junior Subordinated Notes by the Trust, nor the execution and delivery of and compliance with the Operative Documents by the Company or the Trust, nor the consummation of the transactions contemplated herein or therein, (i) will conflict with or constitute a violation or breach of the Trust Agreement or the charter or bylaws of the Company or any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its subsidiaries or their respective properties or assets (collectively, "Governmental Entities"), (ii) will conflict with or constitute a violation or breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which (A) the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or (B) to which any of the property or assets of any of them is subject, or any judgment, order or decree of any court, governmental authority or arbitrator, except, in the case of this clause (ii), for such conflicts, breaches, violations, defaults, Repayment Events (as defined below) or Liens which (X) would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents and (Y) would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, liabilities

                                       9

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and assets (taken as a whole) or business prospects of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect") or (iii) require the consent, approval, authorization or order of any court or Governmental Entity. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its subsidiaries prior to its scheduled maturity.

               (n) The Company has been duly incorporated and is validly existing as a corporation under the laws of Kentucky, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

               (o) The Company has no subsidiaries that are material to its business, financial condition or earnings other than those subsidiaries listed in Schedule 1 attached hereto (the "Significant Subsidiaries"). Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact. Each Significant Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

               (p) Each of the Trust, the Company and each of the Company's subsidiaries hold all necessary approvals, authorizations, orders, licenses, certificates and permits (collectively, "Government Licenses") of and from Governmental Entities necessary to conduct their respective businesses as now being conducted, and neither the Trust, the Company nor any of the Company's subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government License, except where the failure to be so licensed or approved or the receipt of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure of such Governmental Licenses to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect; and the Company and its subsidiaries are in compliance with all applicable laws, rules, regulations, judgments, orders, decrees and consents, except where the failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect.

               (q) All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries are validly issued, fully paid and non-assessable; all of the issued and outstanding capital stock of each subsidiary of the Company is owned by the Company, directly or through subsidiaries, free and clear of any Lien, claim or equitable right; and none of the issued and outstanding capital stock of the Company or any subsidiary was issued in violation of

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any preemptive or similar rights arising by operation of law, under the charter or by-laws of such entity or under any agreement to which the Company or any of its subsidiaries is a party.

               (r) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of any of them is subject, except, in the case of clause (ii), where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect.

               (s) There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Company or the Trust after due inquiry, threatened against or affecting the Trust or the Company or any of the Company's subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents or have a Material Adverse Effect; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is subject, including ordinary routine litigation incidental to the business, are not expected to result in a Material Adverse Effect.

               (t) The accountants of the Company who certified the Financial Statements (as defined below) are independent public accountants of the Company and its subsidiaries within the meaning of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

               (u) The audited consolidated financial statements (including the notes thereto) and schedules of the Company and its consolidated subsidiaries for the fiscal year ended December 31, 2001 (the "Financial Statements") and the interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries for the quarter ended June 30, 2002 (the "Interim Financial Statements") provided to the Purchaser are the most recent available audited and unaudited consolidated financial statements of the Company and its consolidated subsidiaries, respectively, and fairly present in all material respects, in accordance with U.S. generally accepted accounting principles, the financial position of the Company and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of Interim Financial Statements, to year-end adjustments (which are expected to consist solely of normal recurring adjustments). Such consolidated financial statements and schedules have been prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

               (v) None of the Trust, the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether

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due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries that could give rise to any such liability), except for (i) liabilities set forth in the Financial Statements or the Interim Financial Statements and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Trust, the Company and all of its subsidiaries since the date of the most recent balance sheet included in such Financial Statements.

               (w) The Company's report on FRY-9C, dated December 31, 2001 (the "FRY-9C"), provided to the Purchaser is the most recently available such report, and the information therein fairly presents in all material respects the financial position of the Company and its subsidiaries.

               (x) Since the respective dates of the Financial Statements, Interim Financial Statements and the FRY-9C, there has not been (A) any material adverse change or development with respect to the condition (financial or otherwise), earnings, business, assets or business prospects of the Company and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business or (B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than regular quarterly dividends on the Company's common stock.

               (y) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), and the deposit accounts of the Company's subsidiary banks are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the termination of such insurance are pending or, to the knowledge of the Company or the Trust after due inquiry, threatened.

               (z) The documents of the Company filed with the Commission in accordance with the Exchange Act, from and including the commencement of the fiscal year covered by the Company's most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission (collectively, the "1934 Act Reports"), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, at the date of this Purchase Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party.

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               (aa)  None of the Trust, the Company nor any of its subsidiaries is subject or is party to, or has received any notice from any Regulatory Agency (as defined below) that any of them will become subject or party to any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency that, in any such case, currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Action"), nor has the Trust, the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Action; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Trust, the Company or any of its subsidiaries, except where such unresolved violation, criticism or exception would not, singly or in the aggregate, have a Material Adverse Effect. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Trust, the Company or any of its subsidiaries.

               (bb) No labor dispute with the employees of the Trust, the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Trust or the Company, is imminent, except those which would not, singly or in the aggregate, have a Material Adverse Effect.

               (cc) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Trust or the Company of their respective obligations under the Operative Documents, as applicable, or the consummation by the Trust and the Company of the transactions contemplated by the Operative Documents.

               (dd) Each of the Trust, the Company and each subsidiary of the Company has good and marketable title to all of its respective real and personal properties, in each case free and clear of all Liens and defects, except for those that would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Company or any subsidiary of the Company holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect, and none of the Trust, the Company or any subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any subsidiary of the Company under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, have a Material Adverse Effect.

               (ee) The Company has no present intention to exercise its option to defer payments of interest on the Junior Subordinated Notes as provided in the Indenture. The Company believes that the likelihood that it would exercise its rights to defer payments of interest on the Junior Subordinated Notes as provided in the Indenture at any time during which the Junior Subordinated Notes are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with or junior in interest to the Junior Subordinated Notes.

               (ff) The information provided by the Company and the Trust pursuant to this Purchase Agreement does not, as of the date hereof, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               5. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to, and agrees with, the Company and the Trust as follows:

               (a) The Purchaser is aware that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to "U.S. persons" (as defined in Regulation S under the Securities Act) except in accordance with Rule 903 of Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

               (b) The Purchaser is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

               (c) Neither the Purchaser, nor any of the Purchaser's affiliates, nor any person acting on the Purchaser's or the Purchaser's Affiliate's behalf has engaged, or will engage, in any form of "general solicitation or general advertising" (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Securities.

               6. Agreements of the Company and the Trust. The Company and the Trust jointly and severally agree with the Purchaser as follows:

               (a) The Company and the Trust will arrange for the qualification of the Preferred Securities for sale under the laws of such jurisdictions as the Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Preferred Securities. The Company or the Trust, as the case may be, will promptly advise the Purchaser of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (b) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates to, nor will either of them permit any person acting on its or their behalf (other than the Purchaser) to, resell any Preferred Securities that have been acquired by any of them.

               (c) Neither the Company nor the Trust will, nor will either of them permit any of their Affiliates or any person acting on their behalf to, engage in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

               (d) Neither the Company nor the Trust will, nor will either of them permit any of their Affiliates or any person acting on their behalf to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

               (e) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates or any person acting on their behalf to, engage in any form of "general solicitation or general advertising" (within the meaning of Regulation D) in connection with any offer or sale of the any of the Securities.

               (f) So long as any of the Securities are outstanding, (i) the Securities shall not be listed on a national securities exchange registered under section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system and (ii) neither the Company nor the Trust shall be an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under section 8 of the Investment Company Act, and, the Securities shall otherwise satisfy the eligibility requirements of Rule 144A(d)(3).

               (g) Each of the Company and the Trust shall furnish to the holders, and to subsequent holders of the Preferred Securities, a duly completed and executed certificate in the form attached hereto as Annex F, including the attachments referenced in such Annex, which certificate and attachments shall be so furnished by the Company and the Trust not later than forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company and not later than ninety (90) days after the end of each fiscal year of the Company.

               (h) Each of the Company and the Trust will, during any period in which it is not subject to and in compliance with section 13 or 15(d) of the Exchange Act, or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, shall provide to each holder of the Securities and to each prospective purchaser (as designated by such holder) of the Securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. If the Company and the Trust are required to register under the Exchange Act, such reports filed in compliance with Rule 12g3-2(b) shall be sufficient information as required above. This covenant is intended to be for the benefit of the Purchaser, the holders of the Securities, and the prospective purchasers designated by the Purchaser and such holders, from time to time, of the Securities.

               (i) Neither the Company nor the Trust will, until one hundred eighty (180) days following the Closing Date, without the Purchaser's prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Preferred Securities or other securities of the Trust other than as contemplated by this Purchase Agreement or (ii) any other securities convertible into, or exercisable or exchangeable for, any Preferred Securities or other securities of the Trust.

               7. Payment of Expenses. The Company, as depositor of the Trust, agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Trust under this Purchase Agreement, whether or not the transactions contemplated herein are consummated or this Purchase Agreement is terminated, including all costs and expenses incident to (i) the authorization, issuance, sale and delivery of the Preferred Securities and any taxes payable in connection therewith; (ii) the fees and expenses of qualifying the Preferred Securities under the securities laws of the several jurisdictions as provided in Section 6(a); (iii) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the Company or the Trust; (iv) the fees and all reasonable expenses of the Guarantee Trustee, the Property Trustee, the Delaware Trustee, the Indenture Trustee and any other trustee or paying agent appointed under the Operative Documents, including the fees and disbursements of counsel for such trustees, which fees shall not exceed a $2,000 acceptance fee and $2,000 in administrative fees annually; (v) the fees and all reasonable expenses of Richards, Layton & Finger, P.A., special Delaware counsel retained by the Purchaser, which fees and expenses shall not exceed $2,000; and (vi) the fees and all reasonable expenses of Mayer, Brown, Rowe & Maw, special counsel retained by the Purchaser, which fees and expenses shall not exceed $32,750. The Purchaser agrees to pay (or, in the event the Company has already paid such amounts, to reimburse the Company for) the annual administrative fees exceeding the amount to be paid by the Company as provided for in clause (iv) of the immediately preceding sentence of the Guarantee Trustee, the Property Trustee, the Delaware Trustee, the Indenture Trustee and any other trustee or paying agent appointed under the Operative Documents, including the fees and disbursements of counsel for such trustee, which amount shall not exceed $2,000 annually.

       If the sale of the Preferred Securities provided for in this Purchase Agreement is not consummated because any condition set forth in Section 3 to be satisfied by either the Company or the Trust is not satisfied, because this Purchase Agreement is terminated pursuant to Section 10 or because of any failure, refusal or inability on the part of the Company or the Trust to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by a reason of a default by the Purchaser, the Company will reimburse the Purchaser upon demand for all reasonable out-of-pocket expenses (including the fees and expenses of each of the Purchaser's counsel specified in subparagraphs (v) and (vi) of the immediately preceding paragraph) that shall have been incurred by the Purchaser in connection with the proposed purchase and sale of the Preferred Securities. The Company shall not in any event be liable to the Purchaser for the loss of anticipated profits from the transactions contemplated by this Purchase Agreement.

               8. Indemnification. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless the Purchaser, the Purchaser's affiliates, Trapeza Funding LLC, Trapeza Partners L.P. and Credit Suisse First Boston Corporation (collectively, the "Indemnified Parties") and the Indemnified Parties' respective directors, officers, employees and agents and each person who "controls" the Indemnified Parties within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any information or documents furnished or made available to the Purchaser by or on behalf of the Company, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the breach or alleged breach of any representation, warranty or agreement of either Seller contained herein, and agrees to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

               (a) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever due from the Trust under paragraph (a) above.

               (b)   Promptly after receipt by an Indemnified Party under this
Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) above unless and to the extent that such failure results in the forfeiture by the indemnifying party of material rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraph (a) above. Purchaser shall be entitled to appoint counsel to represent the Indemnified Party in any action for which indemnification is sought. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the Indemnified Party) also be counsel to the Indemnified Party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

               9. Contribution. (a) In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 8 hereof is for any reason held to be unenforceable for the benefit of an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and the Purchaser, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Sellers, on the one hand, and the Purchaser, on the other hand, in connection with the statements, omissions or breaches, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               (b) The relative benefits received by the Sellers, on the one hand, and the Purchaser, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Sellers and the Discount received by the Purchaser bear to the aggregate of such net proceeds and commissions.

               (c) The Sellers and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

               (d) Notwithstanding any provision of this Section 9 to the contrary, the Purchaser shall not be required to contribute any amount in excess of the Discount.

               (d) No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (f) For purposes of this Section 9, the Purchaser, each person, if any, who controls the Purchaser within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act and the respective partners, directors, officers, employees and agents of the Purchaser or any such controlling person shall have the same rights to contribution as the Purchaser, while each officer and director of the Company, each trustee of the Trust and each person, if any, who controls the Company within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act shall have the same rights to contribution as the Sellers.

               10. Termination. This Purchase Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company and the Trust prior to delivery of and payment for the Preferred Securities, if prior to such time (i) a downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is used by the Commission in

Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's debt securities or preferred stock, (ii) the Trust shall be unable to sell and deliver to the Purchaser at least $17,000,000 stated liquidation value of Preferred Securities, (iii) the Company or any of its subsidiaries that is an insured depository institution shall cease to be "adequately-capitalized" within the meaning of 12 U.S.C.
Section 1831 and applicable regulations adopted thereunder, or any formal administrative or judicial action is taken by any appropriate federal banking agency against the Company or any such insured subsidiary for unsafe and unsound banking practices, or violations of law, (iv) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (v) a suspension or material limitation in trading in any of the Company's securities shall have occurred on the exchange or quotation system upon which the Company' securities are traded, if any, (vi) a general moratorium on commercial banking activities shall have been declared either by federal or Kentucky authorities or (vii) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the Purchaser's judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Securities.

               11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees and of the Purchaser set forth in or made pursuant to this Purchase Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, the Company or the Trust or any of the their respective officers, directors, trustees or controlling persons, and will survive delivery of and payment for the Preferred Securities. The provisions of Sections 7, 8 and 9 shall survive the termination or cancellation of this Purchase Agreement.

               12. Amendments. This Purchase Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by each of the parties hereto.

               13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to the Purchaser c/o Trapeza Funding, LLC, 441 Vine Street, Suite 507, Cincinnati, Ohio 45202,
Attention: Steven N. Stein, Facsimile: (513) 241-1026; with a copy to Mayer, Brown, Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603, Attention:
J. Paul Forrester, Facsimile: (312) 701-7711; and if sent to the Company or the Trust, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to it at The Bank of Kentucky Financial Corporation, 1065 Burlington Pike, Florence, Kentucky, Attention: Robert D. Fulkerson, Facsimile: ( 859) 282-2837.

               14. Successors and Assigns. This Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing expressed or mentioned in this Purchase Agreement is intended or shall be construed to give any person other than the parties hereto and the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and their successors, assigns, heirs and legal representatives, any right or obligation hereunder. None of the rights or obligations of the Company or the Trust under this Purchase Agreement may be assigned, whether by operation of law or otherwise, without the Purchaser's prior written consent. The rights and obligations of the Purchaser under this Purchase Agreement may be assigned by the Purchaser without the Company's or the Trust's consent; provided that the assignee assumes the obligations of the Purchaser under this Purchase Agreement.

               15. Applicable Law. THIS PURCHASE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

               16. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS PURCHASE AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS PURCHASE AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS PURCHASE AGREEMENT.

               17. Counterparts and Facsimile. This Purchase Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Purchase Agreement may be executed by any one or more of the parties hereto by facsimile.

         IN WITNESS WHEREOF, this Purchase Agreement has been entered into as of the date first written above.

                                              The Bank of Kentucky Financial
                                              Corporation


                                              By: ______________________________
                                                  Name: Robert W. Zapp

                                                  Title: President and Chief
                                                         Executive Officer



                                              The Bank of Kentucky Capital
                                              Trust I


                                              By: The Bank of Kentucky Financial
                                                  Corporation, as Depositor

                                              By: ______________________________
                                                  Name: Robert W. Zapp

                                                  Title: President and Chief
                                                         Executive Officer


                                              Trapeza CDO I, LLC


                                              By: ______________________________
                                                   Name:

                                                   Title:

                                                                      SCHEDULE 1

                        List of Significant Subsidiaries

The Bank of Kentucky, Inc.

                                                                       ANNEX A-I

         Pursuant to Section 3(c)(i) of the Purchase Agreement, Mayer, Brown, Rowe & Maw, special counsel for the Purchaser, shall deliver an opinion to the effect that:

                  (i) the Company and each Significant Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized; the Company has corporate power and authority to (i) execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and (ii) issue and perform its obligations under the Notes;

                  (ii) neither the issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, nor the purchase by the Trust of the Junior Subordinated Notes, nor the execution and delivery of and compliance with the Operative Documents by the Company or the Trust nor the consummation of the transactions contemplated thereby will constitute a breach or violation of the Trust Agreement or the charter or by-laws of the Company;

                  (iii) the Amended and Restated Trust Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Administrative Trustees;

                  (iv) each of the Guarantee and the Indenture has been duly authorized, executed and delivered by the Company and, assuming it has been duly authorized, executed and delivered by the Guarantee Trustee and the Indenture Trustee, respectively, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

                  (v) the Junior Subordinated Notes have been duly authorized and executed by the Company and delivered to the Indenture Trustee for authentication in accordance with the Indenture and, when authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefor, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

                  (vi) the Trust is not, and, following the issuance of the Preferred Securities and the consummation of the transactions contemplated by the Operative Documents and the application of the proceeds therefrom, the Trust will not be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act; and

                  (vii) assuming (i) the accuracy of the representations and warranties, and compliance with the agreements contained in the Purchase Agreement and (ii) that the Preferred Securities are sold in a manner contemplated by, and in accordance with the

                                     A-I-1

         Purchase Agreement and the Amended and Restated Trust Agreement, it is not necessary in connection with the offer, sale and delivery of the Preferred Securities by the Trust to the Purchaser, to register any of the Securities under the Securities Act or to require qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

                  (viii) the Purchase Agreement has been duly authorized, executed and delivered by the Company; and

                  (ix) the Purchase Agreement has been duly authorized, executed and delivered by the Trust.

         In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York, the Delaware General Corporation Law and the federal laws of the United States; (B) as to matters involving the application of laws of any jurisdiction other than the State of New York and the Delaware General Corporation Law or the federal laws of the United States, (i) rely, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Purchaser or (ii) assume such law is substantially similar to the law of the State of New York and, (C) as to matters of fact, rely to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                     A-I-2

                                                                      ANNEX A-II

         Pursuant to Section 3(c)(ii) of the Purchase Agreement, General Counsel for the Company shall deliver an opinion, or the Company shall provide an Officers' Certificate, to the effect that:

                  (x) all of the issued and outstanding shares of capital stock of each Significant Subsidiary are owned of record by the Company, and the issuance of the Preferred Securities and the Common Securities is not subject to any contractual preemptive rights known to such [counsel/officer];

                  (xi) no consent, approval, authorization or order of any court or governmental authority is required for the issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, the purchase by the Trust of the Junior Subordinated Notes, the execution and delivery of and compliance with the Operative Documents by the Company or the Trust or the consummation of the transactions contemplated in the Operative Documents, except such approvals (specified in such [opinion/certificate]) as have been obtained;

                  (xii) to the knowledge of such [counsel/officer], there is no action, suit or proceeding before or by any government, governmental instrumentality, arbitrator or court, domestic or foreign, now pending or threatened against or affecting the Trust or the Company or any Significant Subsidiary that could adversely affect the consummation of the transactions contemplated by the Operative Documents or could have a Material Adverse Effect.

                  (xiii) the Company is duly registered as a bank holding company under the Bank Holding Company Act and the regulations thereunder of the Federal Reserve Board, and the deposit accounts of the Company's banking subsidiary are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the termination of such insurance are pending or, to such person's knowledge, threatened;

                  (xiv) The execution, delivery and performance of the Operative Documents, as applicable, by the Company and the Trust and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents, as applicable, (i) will not result in any violation of the charter or bylaws of the Company, the charter or bylaws of the Bank, the Amended and Restated Trust Agreement or the Certificate of Trust, and (ii) will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge and encumbrance upon any assets or properties of the Company or any Significant Subsidiary under, (a) any agreement, indenture, mortgage or instrument that the Company or any Significant Subsidiary of the Company is a party to or by which it may be bound or to which any of its assets or properties may be subject, or (b) any existing applicable law, rule or administrative regulation [for General Counsel only: except

                                     A-II-1
         that I express no opinion with respect to the securities laws of the State of Delaware] of any court or governmental agency or authority having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their respective assets or properties, except in case of (ii), where any such violation, conflict, breach, default, lien, charge or encumbrance, would not have a material adverse effect on the assets, properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as whole.

         [Applies only to in-house counsel opinion] [In rendering such opinions, such counsel may (A) state that the above is limited to the laws of the States of [Jurisdiction of bar admission], (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.]

                                     A-II-2

                                                                         ANNEX B

         Pursuant to Section 3(d) of the Purchase Agreement, Mayer, Brown, Rowe & Maw, special tax counsel for the Purchaser, shall deliver an opinion to the effect that:

                  (i) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation; and

                  (ii) for United States federal income tax purposes, the Junior Subordinated Notes will constitute indebtedness of the Company.

         In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York and the federal laws of the United States and (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                                                         ANNEX C

         Pursuant to Section 3(e) of the Purchase Agreement, Richards, Layton & Finger, P.A., special Delaware counsel for the Purchaser, shall deliver an opinion to the effect that:

                  (i) the Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

                  (ii) under the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement, the Trust has the trust power and authority (A) to own property and conduct its business, all as described in the Amended and Restated Trust Agreement, (B) to execute and deliver, and to perform its obligations under, each of the Purchase Agreement, the Common Securities Subscription Agreement, the Junior Subordinated Note Subscription Agreement and the Preferred Securities and the Common Securities and (C) to purchase and hold the Junior Subordinated Notes;

                  (iii) under the Delaware Statutory Trust Act, the certificate attached to the Amended and Restated Trust Agreement as Exhibit C is an appropriate form of certificate to evidence ownership of the Preferred Securities; the Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment of the consideration as set forth in the Purchase Agreement, the Preferred Securities will be validly issued and (subject to the qualifications set forth in this paragraph) fully paid and nonassessable and will represent undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the benefits of the Amended and Restated Trust Agreement and, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and such counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Amended and Restated Trust Agreement, to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (B) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Amended and Restated Trust Agreement;

                  (iv) the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the related Amended and Restated Trust Agreement and the related Common Securities Subscription Agreement, will be validly issued and fully paid and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement;

                  (v) under the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive or other similar rights;

                  (vi) under the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement, the execution and delivery by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Subscription Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                  (vii) the Amended and Restated Trust Agreement constitutes a legal, valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms subject, as to enforcement, to the effect upon the Amended and Restated Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                  (viii) the issuance and sale by the Trust of the Preferred Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Notes, the execution, delivery and performance by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Subscription Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate of Trust or the Amended and Restated Trust Agreement or (ii) any applicable Delaware law, rule or regulation;

                  (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency is necessary or required solely in connection with the issuance and sale by the Trust of the Common Securities or the Preferred Securities, the purchase by the Trust of the Junior Subordinated Notes, the execution, delivery and performance by the Trust of the Purchase Agreement, the Common Securities Subscription Agreement and the Junior Subordinated Note Subscription Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder; and

                  (x) the holders of the Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust and the Trust will not be liable for any income tax imposed by the State of Delaware.

         In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of Delaware and (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                                                         ANNEX D

         Pursuant to Section 3(f) of the Purchase Agreement, White & Case, special counsel for the Guarantee Trustee, the Property Trustee and the Indenture Trustee, shall deliver an opinion to the effect that:

                  (iii) The Bank of New York, is a New York banking corporation with trust powers duly organized and validly existing in good standing under the laws of the State of New York with all necessary corporate power and authority to execute, deliver and perform its obligations under the terms of the Guarantee, the Amended and Restated Trust Agreement and the Indenture;

                  (iv) the execution, delivery and performance by The Bank of New York of the Guarantee, the Amended and Restated Trust Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of The Bank of New York, each of the Guarantee, the Amended and Restated Trust Agreement and the Indenture has been duly executed and delivered by The Bank of New York, and each of the Guarantee and the Indenture constitutes the legal, valid and binding obligation of The Bank of New York enforceable against The Bank of New York in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

                  (v) the execution, delivery and performance of the Guarantee, the Amended and Restated Trust Agreement and the Indenture by The Bank of New York do not conflict with or constitute a breach of
         (A) the articles of association or by-laws of The Bank of New York or
         (B) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Bank of New York;

                  (vi) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the United States of America governing the banking or trust powers of The Bank of New York is required for the execution, delivery or performance by it of the Guarantee, the Amended and Restated Trust Agreement or the Indenture;

                  (vii) the Junior Subordinated Notes have been duly authenticated and delivered by The Bank of New York; and

                  (viii) The Preferred Securities have been duly authenticated and delivered by The Bank of New York.

         In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York and the federal laws of the United States and (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                                                         ANNEX E

         Pursuant to Section 3(g) of the Purchase Agreement, Richards, Layton & Finger, P.A., counsel for the Purchaser, shall deliver an opinion to the effect that:

                        (i) The Bank of New York (Delaware) is duly incorporated and validly existing as a Delaware banking corporation under the laws of the State of Delaware with trust powers and with its principal place of business in the State of Delaware;

                        (ii) The Bank of New York (Delaware) has the corporate power and authority to execute, deliver and perform its obligations under, and has taken all necessary corporate action to authorize the execution, delivery and performance of, the Amended and Restated Trust Agreement and to consummate the transactions contemplated thereby;

                        (iii) The Amended and Restated Trust Agreement has been duly authorized, executed and delivered by The Bank of New York (Delaware) and constitutes a legal, valid and binding obligation of The Bank of New York (Delaware), and is enforceable against The Bank of New York (Delaware), in accordance with its terms subject as to enforcement, to the effect upon the Trust Agreement of (i) applicable bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance or transfer and similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                        (iv) The execution, delivery and performance by The Bank of New York (Delaware) of the Amended and Restated Trust Agreement do not conflict with or result in a violation of (A) articles of association or by-laws of The Bank of New York (Delaware) or (B) any law or regulation of the State of Delaware or the United States of America governing the banking or trust powers of The Bank of New York (Delaware) or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which The Bank of New York (Delaware) is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to The Bank of New York (Delaware); and

                        (v) No approval, authorization or other action by, or filing with, any governmental authority of the State of Delaware or the United States of America governing the banking and trust powers of The Bank of New York (Delaware) is required in connection with the execution and delivery by The Bank of New York (Delaware) of the Amended and Restated Trust Agreement or the performance by

                The Bank of New York (Delaware) of its obligations thereunder, except for the filing of the Certificate of Trust with the Secretary of State of the State of Delaware, which Certificate of Trust has been filed with the Secretary of State of the State of Delaware.

         In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of Delaware and the federal laws of the United States and (B) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                                                         Annex F

                              Officer's Certificate

         The undersigned, the [Chief Financial Officer] [Treasurer] [Executive Vice President] hereby certifies, pursuant to Section 6(g) of the Purchase Agreement, dated as of November 14, 2002, among The Bank of Kentucky Financial Corporation (the "Company"), The Bank of Kentucky Capital Trust I (the "Trust") and Trapeza CDO I, LLC, that, as of [date], [20__], the Company had the following ratios and balances:

BANK HOLDING COMPANY
As of [Quarterly Financial Dates], 2002

Tier 1 Risk Weighted Assets                                         __________ %

Ratio of Double Leverage                                            __________ %

Non-Performing Assets to Loans and OREO                             __________ %

Tangible Common Equity as a Percentage of
Tangible Assets                                                     __________ %

Ratio of Reserves to Non-Performing Loans                           __________ %

Ratio of Net Charge-Offs to Loans                                   __________ %

Return on Average Assets (annualized)                               __________ %

Net Interest Margin (annualized)                                    __________ %

Efficiency Ratio                                                    __________ %

Ratio of Loans to Assets                                            __________ %

Ratio of Loans to Deposits                                          __________ %

Double Leverage (exclude trust preferred as
equity)                                                             __________ %

Total Assets                                                      $ __________

Year to Date Income                                               $ __________


* A table describing the quarterly report calculation procedures is provided on page __

                                                                         Annex F

         Attached hereto are the [audited] [unaudited] consolidated and consolidating financial statements (including the balance sheet, income statement and, for year-end statements, notes thereto) of the Company and its consolidated subsidiaries for the [fiscal year] [fiscal quarter] ended [date], 20__, which financial statements fairly present in all material respects, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the Company and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the date, and for the [___ quarter interim] [annual] period ended [date], 20__, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved (expect as otherwise noted therein).

         IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of this _____ day of _____________, 20__



                                                ________________________________
                                                Name:
                                                Title:

                                                The Bank of Kentucky Financial
                                                Corporation
                                                [Address]
                                                [Address]
                                                [Telephone Number]

                                                                         Annex F
                              FINANCIAL DEFINITIONS

                              BANK HOLDING COMPANY

--------------------------------------------------------------------------------------------------------------------------
                       Corresponding FRY-9C or LP Line Items with Line
      Report Item               Item corresponding Schedules                     Description of Calculation
--------------------------------------------------------------------------------------------------------------------------
Tier 1 Risk Weighted   BHCK7206                                         Tier 1 Risk Ratio: Core Capital (Tier 1)/
Assets                 Schedule HC-R                                    Risk-Adjusted Assets
--------------------------------------------------------------------------------------------------------------------------
Ratio of Double        (BHCP0365)/(BCHCP3210)                           Total equity investments in subsidiaries divided
Leverage               Schedule PC in the LP                            by the total equity capital. This field is
                                                                        calculated at the parent company level.
                                                                        "Subsidiaries" include bank, bank holding
                                                                        company, and non-bank subsidiaries.
--------------------------------------------------------------------------------------------------------------------------
Non-Performing Assets  (BHCK5525-BHCK3506+BHCK5526-                     Total Nonperforming Assets (NPLs+Foreclosed Real
to Loans and OREO      BHCK3507+BHCK2744)/(BHCK2122++BHCK2744)          Estate+Other Nonaccrual & Repossessed
                       Schedules HC-C, HC-M & HC-N                      Assets)/Total Loans+Foreclosed Real Estate
--------------------------------------------------------------------------------------------------------------------------
Tangible Common                            (BHDM3210-                   (Equity Capital - Goodwill)/(Total Assets -
Equity as a                          BHCK3163)/(BHCK2170-               Goodwill)
Percentage of                              BHCK3163)
Tangible Assets        Schedule HC
--------------------------------------------------------------------------------------------------------------------------
Ratio of Reserves to               (BHCK3123+BHCK3128)/(BHC             Total Loan Loss and Allocated Transfer Risk
Non-Performing Loans                K5525-BHCK3506+BHCK5526-            Reserves/ Total Nonperforming Loans (Nonaccrual
                                           BHCK3507)                    + Restructured)
                                  Schedules HC & HC-N & HC-R
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net                              (BHCK4635-                    Net charge offs for the period as a percentage
Charge-Offs to Loans                 BHCK4605)/(BHCK3516)               of average loans.
                       Schedules HC-B & HC-K
--------------------------------------------------------------------------------------------------------------------------
Return on Average                     (BHCK4340/BHCK3368)               Net Income as a percentage of Assets.
Assets (annualized)    Schedules HI & HC-K
--------------------------------------------------------------------------------------------------------------------------
Net Interest Margin                (BHCK4519)/(BHCK3515+BHC             (Net Interest Income Fully Taxable Equivalent,
(annualized)                        K3365+BHCK3516+BHCK3401             if available/Average Earning Assets)
                                           +BHCKB985)
                       Schedules HI Memorandum and HC-K
--------------------------------------------------------------------------------------------------------------------------
Efficiency Ratio                (BHCK4093)/(BHCK4519+BHCK4079)          (Non-interest Expense)/(Net Interest Income
                                                                        Fully Taxable Equivalent, if available, plus
                       Schedule HI                                      Non-interest Income)
--------------------------------------------------------------------------------------------------------------------------
Ratio of Loans to               (BHCKB528+BHCK5369)/(BHCK2170)          Total Loans & Leases (Net of Unearned Income &
Assets                                                                  Gross of Reserve)/Total Assets
                       Schedule HC
--------------------------------------------------------------------------------------------------------------------------

                                                                         Annex F

----------------------------------------------------------------------------------------------------------
Ratio of Loans to         (BHCKB528+BHCK5369)/(BH       Total Loans & Leases (Net of Unearned Income &
Deposits                   DM6631+BHDM6636+BHFN66       Gross of Reserve)/Total Deposits (Includes
                                31+BHFN6636)            Domestic and Foreign Deposits)

                       Schedule HC
----------------------------------------------------------------------------------------------------------
Total Assets                    (BHCK2170)              The sum of total assets. Includes cash and
                                                        balances due from depository institutions;
                       Schedule HC                      securities; federal funds sold and securities
                                                        purchased under agreements to resell; loans and
                                                        lease financing receivables; trading assets;
                                                        premises and fixed assets; other real estate
                                                        owned; investments in unconsolidated
                                                        subsidiaries and associated companies;
                                                        customer's liability on acceptances outstanding;
                                                        intangible assets; and other assets.
----------------------------------------------------------------------------------------------------------
Net Income                       (BHCK4300)             The sum of income (loss)before extraordinary
                       Schedule HI                      items and other adjustments and extraordinary
                                                        items; and other adjustments, net of income
                                                        taxes.
----------------------------------------------------------------------------------------------------------

                                      F-3